REGISTERED REPRESENTATIVE
                           SECURITIES SALES AGREEMENT



     This  is  an  agreement  (the  "Agreement")   between  American  Portfolios
Financial    Service,    Inc.    ("APFS")   and    ---------------------    (the
"Representative"), a registered representative of APFS.

     APFS and the Representative hereby agree as follows:

     1. Nature of Representative's Relationship to APFS:

     A. Independent Contractor. For purposes of the Federal Insurance Contributions Act (FICA), Federal Unemployment Contributions Act (FUCA), each state's Workman's Compensation Act, and the collection of state, Local, and federal income tax, the relationship between APFS and the Representative is that of a company and an independent contractor. APFS will not withhold any monies for federal, state, or local taxes. Representative is responsible for payment of such taxes and agrees to hold APFS harmless from any and all claims by a taxing authority as a result of monies not withheld by APFS and/or due to non-payment or under payment by the Representative.

     B. Fringe Benefits. Representative shall receive no fringe benefits whatsoever under this Agreement other than the normal and customary commissions and bonus incentives which may be earned by the Representative. Furthermore, APFS shall not pay nor will the Representative receive insurance or disability income benefits and vacation allowances.

     C. Expense Benefits. The Representative shall not receive renumeration or reimbursement of any nature whatsoever other than the commissions and bonus production incentives (where applicable) referred to herein. Representative shall be solely responsible for all his business and operating expenses, including, but not limited to: staffing, travel, entertainment, office expense, telephone, education expenses, dues, subscriptions, securities licenses, etc.

     D. Facilities. APFS shall not provide any facilities, furniture or equipment to the Representative. Representative shall provide his own office, telephone, stationery (compliance approved), supplies, transportation and all other facilities which Representative may deem necessary. APFS may rent to Representative upon mutually agreeable terms, facilities and/or accommodations owned or operated by APFS, such as desk, desk space, and/or computer.

     E. Hours. Representative shall not be required to work any specified hours or specified days, but is expected to be accessible to his/her clients and APFS during business hours in order to properly service clients.

     F. Territory. Representative is not assigned by APFS to any geographical territory for purposes of client solicitation, other than that which is imposed by his licenses or registration. Additionally, APFS will not assign a specific geographical territory to a Representative or existing branch office to the exclusion of other Representative(s) or branch office(s).

     G. Scope of Agreement. For the purposes of this contract, variable contracts, whether exempt securities or not, are included in the definition of "securities" as that term is used throughout the contracts.

     2. Remuneration

     A. Commissions and Fees. APFS agrees to pay the Representative and/or such duly registered Branch Manager, which the Representative may designate to APFS in writing, (Designated Manager) a pro-rata share of commissions or fees generated through the efforts of the Representative in accordance with the attached override agreement(s) provided however, that APFS shall be under no obligation to pay the Representative or Designated Manager any amounts hereunder except to the extent that such commissions/fees are actually received by APFS, and in addition, nothing contained herein shall be deemed to obligate APFS to make any payment which may violate any applicable law or federal, state or NASD regulation. The Representative agrees not to pay any commissions, fees, finder's fees or any item of value to any person unless prior written approval is received from APFS. Furthermore, if the payment of any commissions/fees to APFS is subject to forfeiture or contingency as contained in any product contract by any third party, APFS reserves the right to withhold payment of such commission/fee, or any portion thereof, to the Representative and Designated Manager pending the expiration of the forfeiture or contingency period. Finally, APFS reserves the right to apply any chargebacks received from any issuer to the future anticipated renewals for the Representative from any source.

     B.  Definition  of  Commissions   and  Fees.  This  includes   commissions,
concessions, mark-ups, mark-downs, RIA fees, 12b-1 fees, finder's fees, and life insurance servicing fees or any other payments owing to the Representative.

     C. Income Taxes. Representative expressly understands and agrees that the payment of commissions is considered earned income in the year paid.
Accordingly, Representative understands and agrees to be liable for any withholding and paying for federal income tax, social security, medicare, state, city, or other amounts required by law to be withheld.

     D. Continuing Commission Policy. APFS acknowledges that contracts entered into between APFS and its Representatives may (but is not obligated to) vest in a Representative the right, in the event that he/she retires or dies, to continue to receive compensation with respect to prior (business established prior to termination) business and the right to designate that such payments be paid to a surviving spouse, estate, or other beneficiary.

     However, any arrangement for the payment of continuing commissions shall not, under any circumstances, be deemed to permit the solicitation of new business or the opening of new accounts by persons who are no longer registered with APFS. The sale of any new plan or a "wire order" shall be deemed "new business". However, ongoing, direct payments by existing clients to sponsors or their agents or automatic dividend reinvestments or any payment received for a transaction executed prior to the death or retirement of the Representative will not be deemed "new business". APFS has an obligation to fully service its clients and wilt help the surviving spouse or estate to arrange the "sale of the client book" in order to accomplish this servicing.

     APFS   will  pay   such   continuing   commission   pursuant   to   current
NASD/SEC/Insurance regulations. Payment will continue until and if such time as these regulations preclude such payment.

     Notwithstanding the foregoing, APES shall have no obligation whatsoever to pay any continuing commission or fee to any Representative (or to any person designated by such Representative or to such Representative's estate) if the termination of the Representative's registration with APFS resulted from the Representative ceasing to be eligible for either membership in the NASD or for association with a member firm as the result of any disqualification there from under the provisions of the NASD's By-Laws.

     E. Designation of Recipients. Notwithstanding anything contained herein, APFS shall not be obligated to make any payment to any person, other than the Representative, until such time as APFS receives from the Representative, written instructions-in form satisfactory to APFS-authorizing payment to such person and indemnifying APFS from any liability which may arise as a result of APFS compliance with such instructions.

     F. Overrides. APFS will not pay overrides on behalf of the Representative, or cause overrides to be paid to Designated Managers, unless expressly agreed to in writing by all interested parties by execution of Addendum numbers IV and V of this Agreement.

     G. Commission Withholding Policy. APFS may exercise its right, upon termination of the Representative with or without cause, to withhold commissions for ninety (90) days to ensure settlement and clearance of all outstanding chargebacks, if applicable. NO MONIES OWING ARE PAYABLE IF A REPRESENTATIVE IS TERMINATED FOR CAUSE.

     H. Transfer of Accounts. APFS will honor valid requests for transfer of client accounts, upon the "without cause" termination of the Representative. A request will be deemed "valid" when it is effected in full compliance with federal, state and self-regulatory requirements. However, the Representative will be responsible for all fees/expenses incurred in effecting such transfers. All rights to continuing commission trails and service fees will also be transferred with such accounts. If the Representative was recruited by an APFS Branch Manager or has been assigned a Designated Manager, the transfer of accounts is subject to the approval of the Branch Manager. APFS reserves the right not to honor any request to transfer accounts if in its sole judgment such transfer would be injurious to the clients due to the Representative's compliance record.

     3. Services Provided by APFS

     A. Clearance Services. APFS will introduce for clearance, all transactions through certain New York Stock Exchange firms with which it maintains current and effective fully disclosed clearing arrangements. APFS, as well as either of these firms, may execute such transactions. Transactions processed on a check and application basis will be processed by APFS.

     The clearance function and services to be provided include: order execution, the preparation and mailing of trade confirmations and monthly statements of account, the monitoring and supervision of margin accounts, with respect to extensions of credit, and the receipt and delivery of customer funds and securities.

     B. Administrative Support Services. APFS will provide administrative support for APFS-approved activities, such as: acting on behalf of the Representative by interfacing with sponsors and other broker/dealers and providing marketing, training and compliance and other administrative support consistent with the policies and procedures of APFS.

     C. Due Diligence Services. APFS will also provide normal due diligence services for existing products and for products which it contemplates selling. Due diligence services requested by the Representative, which extend beyond what APFS considers to be standard services (such as due diligence with respect to products that APFS does not normally contemplate selling), may require the requesting Representative to reimburse APFS for staff time and all other related expenses.

     D. Additional Services. No other services will be provided by APFS unless specifically contracted for and agreed to in writing.

     4. Establishment of Branch Office

     A. Branch Office Registration/Designation. Subject to the terms and conditions hereof, APFS agrees, in such instances where it sees fit, to establish an office, which shall be designated and registered as a branch office of APES ("Branch Office") with the National Association of Securities Dealers, Inc. and with appropriate federal and state agencies where required.

     APFS shall be responsible for taking all action required pursuant to federal and state securities laws, to establish such Branch Office designation. The Representative, in turn, shall operate the Branch Office on behalf of APFS in accordance with its policies.

     B. Conduct of Business at the Branch Office. The Representative hereby agrees to:

     (i) Operate and conduct business at the Branch Office and execute customers' orders for the purchase and sale of securities through APFS. (ii) Pay all expenses (including branch office registration fees) in connection with the conduct of the business of the Branch Office. (iii) Except as expressly set forth in this Agreement, or in the Compliance/Operations Procedures Manuals delivered by APFS to the Representative, (receipt of which has been acknowledged by the Representative), or as may be required by any future procedural regulations which APFS may hereafter establish, the Representative shall have sole control over the manner of conducting business at the Branch Office including, but not limited to the free exercise of his own judgment as to whom to solicit and as to the time, place and manner of such solicitation, subject to strict compliance regulations and APFS procedures; provided, however, that the Representative shall use his best efforts on behalf of APFS in conducting its securities business.

     C. Sponsorship of Other APFS Representatives ("Associated Representatives"). Representatives, ("Designated Managers"), who desire to sponsor other Representatives ("Associated Representatives") for registration through their Branch Office, must execute Addendum No. IV to this Agreement.

     Addendum No. IV, in turn, stipulates that:

     (i) A registered Representative ("Associated Representative") not meeting APFS "stand-alone" criteria for registration with the firm; or desirous of working within a current Branch Office, must be "sponsored" for registration by an existing registered/qualified APFS Branch Manager ("Designated Manager").

     (ii) In turn, the sponsoring of such Associated Representative by a Designated Manager with or without a direct override, constitutes the assumption by the Designated Manager of certain training and supervisory responsibilities and obligations with respect to the Associated Representative's securities activities.

     (iii) Such direct responsibility of review entails, among other things, the training and initial supervision of the Associated Representative, to the extent necessary to ensure that he complies with all applicable securities rules and regulations.

     (iv) The Associated Representative, in turn, is obligated to take all steps necessary to enable the Designated Manager to fulfill his training, supervisory and review responsibilities.

     (v) Any separate understanding/agreement between the Designated Manager and his Associated Representative, which may provide additional services above and beyond the scope of the Agreement, shall only bind the Designated Manager and the Associated Representative. APFS shall bear no responsibility whatsoever with respect to the provision of such additional services.

     (vi) The Designated Manager and his Associated Representative must agree, jointly and severally, to indemnify APFS against any damage, injury, fine, penalty, judgment, liability, amount reasonably paid in settlement of claims, or other expenses, including reasonable attorney's fees, which APFS may incur as a result of the Associated Representative's securities activities including, without limitation, all costs which arise from the failure of the Associated Representative's customers to pay for purchased securities or to meet margin calls, commission chargebacks, licensing fees, or to satisfy any other financial obligation to APFS, any costs incurred in connection with any dispute between APFS and any customer (whether such costs are incurred by APFS' clearing and executing brokers or on its own behalf), and any costs which APFS may incur as a result of the Associated Representative's failure to indemnify APFS pursuant to the terms and conditions of the Associated Representative's sales agreement with the firm.

     5. Compliance

     The Representative agrees to comply with the APFS "Compliance Manual" and all applicable rules and regulations of all regulatory bodies of applicable jurisdiction, including but not limited to, the following provisions:

     A. Registration/Licensing. The Representative shall, at all times, maintain the proper licensing, qualifications and/or registrations necessary to conduct a securities business IN EACH STATE IN WHICH EACH CLIENT RESIDES, AS WELL AS THE STATE WHERE THE REPRESENTATIVE SOLICITS A SECURITIES BUSINESS, OR HAS INSURANCE CONTRACTS SIGNED. The Representative shall be responsible for all registration fees incurred by APFS on his behalf.

     B. Advertising & Correspondence. All advertising sales literature or correspondence (except "service only" letters) pertaining to investments (as well as any materials which make any reference to the Representative's affiliation with APFS, even if such materials maybe intended to promote the Representative's non-securities business, if any) MUST BE SUBMITTED TO THE APFS COMPLIANCE DEPARTMENT FOR ITS PRIOR WRITTEN APPROVAL BEFORE ANY USE THEREOF. Electronic media such as websites and e-mail are included in this requirement.

     The NASD has determined that e-mail may be correspondence or sales literature. NASD rules require the firm to monitor all correspondence and sales literature and, therefore, all e-mail is subject to monitoring by the firm, whether contained on the firm's system or another independent system.

     C. Broker/Dealer Identification. When dealing with securities clients, the Representative must, at all times, identify his relationship with APFS. Such identification must be made known on all letterhead and business cards, and set forth by public display of the APFS Branch Office Certificate in the Representative's office.

     D. Outside Business Activities.

     (i) Notification to APFS of all Outside Business Activities. The NASD's Conduct Rule 3030 requires that the Representative shall serve prompt written notice to American Portfolios Financial Services, Inc. of all business activities conducted outside of APFS' supervision and control prior to
conducting   such   business.   This   requirement   can  be  satisfied  by  the
Representative's accurate and timely completion of the "Outside Business Activities" form. Such timely notification will allow APFS to assess its need to address further supervisory issues, if applicable. The Representative is responsible for maintaining an accurate and up-to-date U-4.

     APFS will confirm a Rule 3030 notification by returning a confirmation letter to the Representative. If APFS confirms that the Representative's outside business activities do not fall under Conduct Rule 3040, no further action will then be warranted.

     (ii) Private Placements. The Representative must not solicit private security transactions for or accept compensation or fees from, any investment entity (particularly limited partnership syndicators) except as may be prior approved in writing by APFS. APFS may elect not to process any transaction, subject to its sole discretion and its own due diligence procedures. No transaction shall be binding upon APFS unless and until it is prior accepted by APFS at its main office.

A PRIVATE SECURITIES TRANSACTION IS DEEMED TO HAVE OCCURRED WHEN A REGISTERED REPRESENTATIVE RECOMMENDS SECURITIES WHICH ARE NOT OFFERED BY AND EXECUTED THROUGH APFS.

     Section 2(1) of the Securities Act of 1933 defined security as used in the Act as follows:

     "Any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security, certificate of deposit or group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a 'security', or any certificate of interest or participation in, temporary or interim certificate, receipt for, guarantee of, or warrant."

     Notwithstanding whether or not the Representative believes a particular investment product to be a "security" for purposes of federal or state securities laws, no Representative shall sell any product (except registered fixed insurance contracts), offered by any entity other than APFS, without first consulting APFS as to whether such product is a "security". Variable contracts and Group Variable Annuities, are subject to this section.

     (iii) Outside Investment Advisory Activities. The NASD's Conduct Rule 3040 provides that any NASD Registered Representative who participates in a private securities transaction MUST, PRIOR TO PARTICIPATION IN SUCH TRANSACTION, PROVIDE WRITTEN NOTICE TO APFS.

     The required notice must describe the transaction, the Representative's role, and state whether or not selling compensation will be received. APFS MUST THEN RESPOND TO THE NOTICE IN WRITING, INDICATING WHETHER IT APPROVES OR DISAPPROVES THE PROPOSED TRANSACTION.

     In situations where the Representative will receive selling compensation, APFS MUST RECORD THE TRANSACTION ON ITS BOOKS AND RECORDS AND MUST SUPERVISE THE REPRESENTATIVE'S PARTICIPATION IN THE TRANSACTION AS IF IT WAS ITS OWN, UNDER THE NASD RULES.

     E. Prohibition Against Borrowing from or Lending Money to Clients. A Representative must not, at any time, extend to/or receive loans from any clients for any purposes whatsoever. A client may only borrow monies from APFS Clearing Agent in order to effect securities transactions, pursuant to the provisions of Regulation T.

     F. Prospectus Delivery. The Representative will provide a current prospectus, where applicable, to all prospective purchasers, PRIOR TO THE COMPLETION OF A TRANSACTION. No offers of securities are to be made in any jurisdiction in which the security, the Representative and APFS are not each registered with all governmental agencies of applicable jurisdiction.

     G. Acceptance of Payment for Customer Transactions. All clients' checks must be made payable to the clearing firm or the vendor (i.e., mutual fund or annuity company), dependent upon where the position is held. Such checks shall be promptly transmitted to the APFS main office. The Representative must not accept cash, money orders, travelers checks or third party checks from a client and must promptly transmit all client securities payment checks and negotiable securities to the APFS main office.

FURTHERMORE, CHECKS MUST NOT BE ACCEPTED WHICH ARE MADE PAYABLE TO THE REPRESENTATIVE OR ANY AFFILIATED ENTITY OF THE REPRESENTATIVE FOR CLIENT SECURITIES OR INSURANCE PURCHASES. Under no circumstances shall the
Representative commingle funds received from investors/clients with the Representative's own funds, whether in a personal, business, trust or "special account". All funds received from clients shall forthwith be forwarded to the APFS main office.

     H. Suitability Requirements/Responsibilities "Know Your Customer". The Representative shall not recommend to any client the purchase, sale or exchange of any APFS approved products unless the Representative has reasonable grounds for believing, upon the basis of facts disclosed to the Representative by such client, that such recommendation by product type and amount, is suitable in light of the client's financial situation, risk tolerance as well as investment goals and objectives. Such documentation shall be evidenced by a completed New Account Form ("NAF").

     I. Privacy of Client Information. The Representative hereby agrees to comply with the firm's "Privacy of Consumer Financial Information" policy (SEC Regulations S-P) as stated in the firm's Compliance Manual.

     J. Notice of Client Complaints and Governmental Proceedings. All Representatives are required to complete a Form U-4 upon application. APFS will review it to determine if the applicant's past disciplinary history is acceptable. The Representative shall immediately advise APFS of any action or fact whatsoever, involving customer complaints (verbal or written), which comes to the Representative's knowledge, which may possibly involve a violation of any securities or insurance laws or regulations by any party who is, has been or may be doing business with APFS. The Representative shall also promptly notify APFS of any past, present or future investigations, inquiries or other proceedings by governmental or regulatory agencies. The Representative shall send to APFS copies of all correspondence or records sent or received from such governmental agencies in connection with any investigation or inquiry which directly or indirectly involves the Representative. The Representative will not attempt to settle any customer complaint without the prior written consent of APFS, whether or not APFS is named in the complaint. This requirement applies to any entity the Representative is associated with for doing business.

     K. Signature Guarantees. APFS, as a registered Broker/Dealer, is enabled to guarantee the authenticity of APFS client signatures. Signature guarantee requests will only be honored by APFS when such requests are submitted directly from the Representative's branch office. SUCH SUBMISSION WILL CONSTITUTE AN IMPLIED REPRESENTATION. GUARANTEE AND INDEMNIFICATION BY THE REPRESENTATIVE, THAT SUCH SIGNATURES ARE, IN FACT, GENUINE AND AUTHENTIC. The Representative shall indemnify and hold APFS harmless against all expense, loss or damage or claim, demand or cause of action arising directly or indirectly by reason of APFS signature guarantee.

     L. Misappropriation of Client Signatures. Under no circumstances shall a Representative affix a client's signature to a document of any kind. This prohibition stands whether or not the Representative receives the client's consent.

     M. Books and Records.  The  Representative  shall,  at all times,  maintain
(amongst others as contained in the Compliance Manual) purchase & sales blotters, proper and adequate client account documentation, copies of all correspondence and approved sales literature. APFS, from time to time, shall make announced/unannounced visits to the Representative's offices to review and inspect the Representative's books and records as well as his practice management procedures. The Representative's reasonable cooperation will be required. UPON TERMINATION OF THIS AGREEMENT, ALL BOOKS AND RECORDS ARE THE PROPERTY OF APFS

     N. Attendance at the NASD Mandated Annual Compliance Seminar. The Representative recognizes and accepts his responsibility, under NASD Rules, to attend a yearly compliance seminar as conducted by APFS at suitable times and regional locations. THE REPRESENTATIVE FURTHER UNDERSTANDS THAT IF IT IS NECESSARY TO CONDUCT AN ON-SITE BRANCH SEMINAR, THE REPRESENTATIVE MAY BE CHARGED TIME AND TRAVEL EXPENSES ATA PREVAILING RATE AS SET FORTH BY THE FIRM. FAILURE TO ATTEND REGIONAL MEETINGS WILL REQUIRE THE REPRESENTATIVE TO ATTEND A MAKEUP MEETING IN THE NEW YORK HOME OFFICE AT HIS/HER OWN EXPENSE. FAILURE TO
ATTEND THE COMPLIANCE MEETING WILL RESULT IN THE TERMINATION OF THE REPRESENTATIVE'S CONTRACT.

     O. Continuing Education. The Representative recognizes and accepts his responsibilities to participate in both the regulatory and firm element of continuing education. Failure to complete the required continuing education within the prescribed time period will result in the Representative's registration to become inactive and may result in the termination of the Representative's contract.

     P. NASD rules require all associated persons of a broker/dealer to report all securities accounts that they maintain with other broker/dealers or financial institutions (e.g. banks, registered or unregistered investment advisors) or any accounts that they control (e.g. have discretionary authority over or trusteeships) or other wise have an economical interest in (e.g. joint account, spousal or children account) to the employing broker/dealer (APFS) for approval to maintain such an account. Duplicate statements and confirmations will be required by APFS if the account is approved.

     Q. Requirement to Amend Form U-4 and Customer Complaints. It is the Representative's responsibility to ensure the completeness, accuracy and currency of the information contained on his/her U-4 and to report any changes immediately to the Compliance Department. All customer complaints or regulatory/legal items must be reported immediately to the Compliance Department regardless of the product or type of action in order to ensure that any required reports are made to the NASD in accordance with their time frames. This includes complaints that may be made against any DBA, which the Representative may use. Complaints and Regulatory/Legal items include complaints by clients or their agents, lawsuits, arbitrations (actual or threatened), cease and desist orders, arrests (regardless of reason), regulatory inquiries from any regulator or state or insurance commissioner, injunction or civil judgment, liens, disciplinary action by another broker/dealer or bankruptcy proceeding.

     R. Scope of Authority and Compliance. The Representative shall be free to determine the time, place and manner of solicitation of business, subject to compliance with the requirements of all applicable federal and state securities laws (including the rules and regulations thereunder), the rules and regulations of the NASD, any other applicable rules and regulations of governmental authorities, as from time to time amended, and standard rules of procedure from time to time promulgated by APFS for compliance with the foregoing, with which the Representative hereby agrees to conform. The Representative agrees that APFS may take disciplinary actions which it may deem appropriate for non-compliance with securities rules or APES policies, including, but not limited to, fines, letters of reprimand, suspensions and terminations. The Representative agrees that during the term hereof he/she will not be associated with any other broker or dealer for the sale of securities except in accordance with the dual registration policy established by APFS.

     6. Indemnification

     A. Representative's Indemnification of APFS. The Representative hereby agrees to indemnify APFS against any damage, injury, fine, penalty, judgment, liability, amount reasonably paid in settlement of any claim or other expense, including reasonable attorney's fees which APFS may incur as a result of the Representative's activities including, without limitation: all costs which arise from the failure of a customer to pay for purchased securities or to meet margin calls or to satisfy any other financial obligation to APFS, and all such costs incurred in connection with client Representative disputes which may include but is not limited to claims alleging "unauthorized trading", "unsuitability", "churning", "misrepresentation", "improper licensing", "selling away", etc.

     (i) Commission Chargebacks. In the event that a securities transaction and/or a life product policy issuance, for which a commission has been paid, is successfully challenged by a client, resulting in a trade rescission or policy lapse and/or surrender, APFS SHALL REQUIRE ITS IMMEDIATE REIMBURSEMENT BY THE REPRESENTATIVE FOR ALL COMMISSIONS PAID TO HIM/HER FOR SUCH CANCELLED/REFUNDED TRANSACTION AND/OR LAPSED OR SURRENDERED POLICY AND ANY ADDITIONAL LOSS TO THE FIRM AS A RESULT OF THE TRANSACTION.

     B. APFS Indemnification of Representative. APFS, in turn, hereby agrees to indemnify, defend and hold harmless the Representative, his successors and (to the extent consented to by APFS) his assignees, from and against any damage, injury, fine, penalty, judgment, liability, amount reasonably paid in settlement of claims, or other expenses including reasonable attorney's fees, which the Representative may incur therewith, which arise as a result of any negligent, dishonest, fraudulent or criminal act or omission on the part of any of the officers, partners or employees of APFS, with respect to the services and products to be provided by APFS under this agreement.

     C. Cross-Indemnification for Successful Assertion of Claim for Indemnification. Each of the parties to this Agreement agrees to indemnify the other for the reasonable fees and disbursements of counsel in the successful assertion of a claim or claims for indemnification under this Agreement. This indemnification agreement shall remain in effect without limit, if any time after termination of this Agreement, any such act, omission or error shall be found to have occurred during the period of this Agreement, whether discovered then or at any subsequent time after the Agreement's termination.

     D. Selection of Arbitration Forum. Any dispute (including claims for indemnification) hereunder between the Representative and APFS will be settled by arbitration before the National Association of Securities Dealers, Inc. and under the auspices of that organization. In the event that either party to this Agreement enters into any arbitration or any other judicial proceeding with any third party arising, directly or indirectly, out of any activity of the other party, both parties to this Agreement shall cooperate in all such respects as may reasonably be requested.

     7. Miscellaneous

     A. Governing Law. This Agreement shall be construed in accordance with and interpreted under the laws of the State of New York.

     B. Conformity with Applicable Laws. If any term of this Agreement, in the opinion of counsel to APFS, controverts the provisions of any applicable law or regulation, then said item shall be deemed automatically amended or modified to the extent necessary to conform to such law or regulation. If any term, condition or provision of this Agreement is held by any court or other body of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     C. Waivers. No waiver, expressed or implied, by APFS or a default by the Representative under this Agreement, or of any terms and provisions of this Agreement, shall constitute a waiver of any subsequent defaults, terms or provisions.

     D. Assignment. This Agreement constitutes a personal contract and neither APFS nor the Representative shall transfer or assign this Agreement or any part thereof without the consent of the other, provided however, that APFS may assign this Agreement to a successor corporation by operation of law, merger or consolidation, without the consent of the Representative.

     E. Entire Agreement. This Agreement merges and supersedes previous Agreements, representations and warranties between the parties, and together with any other Agreement between the parties entered into on or after the date hereof, which expressly references this Agreement, constitutes the entire agreement between the parties.

     F. Fees and Charges. The NASD and States charge various fees and charges for registration and document handling as well as fees for fingerprint processing. These fees change from time to time and are not under the control of APFS. The Representative is responsible for all of these fees (payable prior to registration processing) unless specifically waived by Senior Management. Termination fees are also charged by the NASD and some states. Termination Fees will debited to your final commission statement. Addendum No. 1 is a schedule of the current fees.

     8. Term of Agreement

     The Representative and APFS agree that either party may, at its discretion, cancel this Agreement and terminate the relationship created hereby, by giving thirty (30) days prior written notice (except in immediate "For Cause" terminations), by certified, "express" or registered mail, to the other at anytime, PROVIDED THAT THE REPRESENTATIVE SHALL REMAIN LIABLE TO APFS FOR ANY LIABILITIES WHICH HAVE ACCRUED HERE UNDER PRIOR TO SUCH TERMINATION or which it may incur after termination as a result of activities conducted as a Representative of APFS. Furthermore, APFS may immediately terminate this Agreement by written notice to the Representative, in the event that the Representative is enjoined, suspended, prohibited or otherwise unable to engage in the securities business as a result of an administrative or judicial proceeding or action by the SEC, any state agency, the NASD or any other self-regulatory organization of applicable jurisdiction. APFS may also terminate this contract if the Representative's application contains any false statements or misrepresentations or omissions; failure to comply with its policies and procedures or becomes the subject of regulatory inquiries or customer complaints. This Agreement is continuous from date of execution and may be superseded and merged into subsequent agreements between APFS and the Representative.

     9. Execution

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year set forth below.


                          AMERICAN PORTFOLIOS FINANCIAL
                            SERVICES INC.


                          By:
                               ------------------------------------------------
                                   Lon T. Dober, President

                          Date:
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                          By:
                               ------------------------------------------------
                                   Signature of Registered Representative


                               ------------------------------------------------
                                   Print Your Name Here


                          Date:
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